UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2015

Date of reporting period:  August 31, 2015

Item 1. Reports to Stockholders.

Annual Report

Morgan Dempsey Small/Micro Cap Value Fund (MITYX)

August 31, 2015

Investment Adviser

Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Phone: 877-642-7227

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	9

INVESTMENT HIGHLIGHTS	11

SCHEDULE OF INVESTMENTS	13

STATEMENT OF ASSETS AND LIABILITIES	17

STATEMENT OF OPERATIONS	18

STATEMENTS OF CHANGES IN NET ASSETS	19

FINANCIAL HIGHLIGHTS	20

NOTES TO FINANCIAL STATEMENTS	21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	28

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	29

NOTICE OF PRIVACY POLICY & PRACTICES	33

ADDITIONAL INFORMATION	34

Dear Shareholders,

For the year ended August 31, 2015, the Morgan Dempsey Small/Micro Cap Value Fund (MITYX) returned -11.04% underperforming the Russell 2000® Value Total Return Index return of -4.95%.

The Fund focuses on companies with solid business operating fundamentals, strong earnings, excess free cash flow, and little to no debt.  Over the past year, overall the market continued to reward companies that do not meet our stringent quality requirements, companies that carry debt and in many cases are not profitable.  Low interest rates and slow economic growth have created an environment that puts operational quality and performance at a disadvantage in the equity markets.  On many operating performance measures, the names the Fund holds continued to excel, but that operational performance has not been rewarded in the stock price. Below is a list of operational metrics showing how the Fund compares to companies in the Russell 2000® Value Total Return Index.

8/31/2015	MITYX	Russell 2000® Value Index
Weighted Avg Market Cap	$1.1 billion	$1.6 billion
Median Market Cap	$393 million	$641 million

Valuation Multiples:
P/E	24.7	38.8
P/E FY1 est	20.6	34.1
P/E FY2 est	17.6	23.9
P/Cash Flow weighted	13.3	13.5
P/Book weighted	2.4	3.7
P/Sales weighted	1.6	11.2

Operational Metrics:
ROA - Return on Assets	7.90%	3.00%
ROE - Return on Equity	11.70%	6.90%
Long Term Debt to Capital	12%	31.70%

Source: Factset

As the chart above illustrates, the Fund has both lower valuation characteristics, which means the stocks are not as expensive, yet the Fund’s holdings have stronger operating metrics such as Return On Assets (ROA), Return On Equity (ROE), and less debt than the Russell 2000® Value Total Return Index.  Clearly, the Fund’s holdings as a whole are doing very well on an operating basis relative to their peers, and they remain largely debt free, they have strong cash flows and cash balances, and they are trading at more attractive valuations.  The Fund was not rewarded by the equity markets for owning those well run companies.  The market did reward more speculative names and sectors where the low cost of borrowing has sustained their businesses. We believe this trend has begun to shift, and that when interest rates do begin to rise investors will likely become risk adverse, and the more speculative names will be negatively impacted by the rising cost of maintaining their higher levels of debt.

Source: Furey Research Partners

The chart above shows that companies with negative EBIT (Earnings before Interest & Taxes) have outperformed companies with positive EBIT since the beginning of 2014. Companies most often associated with negative EBIT have historically been found in industries such as Biotechnology, Software, and other Services-related industries. The Fund typically does not invest in these types of industries because the constituent components generally have poor balance sheets and poor quality of earnings.

Again, we believe these conditions are changing, and that those changing conditions will benefit companies with “fortress balance sheets”, low debt and excess free cash flow, and subsequently will disadvantage companies with no earnings who are dependent on low interest rates to maintain their businesses.

As evidence that the shift has begun (sporadically) in 2015, there was a volatile period between the 19th of August and the 25th of August, 2015, where we saw the benefits of our defensive strategy in a market downturn. During this period, the Russell 2000® Value Total Return Index was sharply down -7.87%. The Fund was down -6.95%. Not only did the strategy outperform on absolute terms, but outperformed in every sector except Consumer Staples and Health Care. This volatile period reflects our belief that the Fund’s defensive nature is well positioned moving forward.

Attribution Overview:

The Fund’s focus on “Fortress Balance Sheets”, Founder Owner/Operator-led companies and our valuation methodologies have tended to cause us to overweight Energy, Industrials, Materials, and Consumer Staples sectors. These sectors often underperform in good markets and outperform in bad markets. Our strict criteria for inclusion in the Fund has historically resulted in below benchmark exposure to Financials, Utilities, Telecommunication Services, and Information Technology.  For the year ended August 31, 2015:

•	Our stock selection effect was positive, as our individual companies performed better than their peers in their specific sectors.

•	Our sector allocation negatively affected the performance of the Fund by being underweight in Financials, and by being overweight in the Industrial and Energy sectors.

•
The biggest take away for the period is that our energy selections were negatively impacted by the rapid decline and volatility in the price of crude oil. Three of our bottom five worst performing stocks (on a contribution level) were in the Energy sector.

Top 5 Performing Equities (On a contribution basis):

1) Sturm, Ruger & Company (RGR):   Consumer Discretionary: Leisure Products

Sturm, Ruger & Company designs, manufactures, and sells firearms. During the second half of 2014 and the first half of 2015, there has been an increasing amount of uncertainty pertaining to public safety. Police involved shootings and their aftermath have captured the media’s attention and made some of the population more uncertain about their security. This drives gun sales. The stock experienced a sharp sell-off in mid-2014 which encouraged the company to buy back over 680,000 shares. Some analyst upgrades also could have contributed to the rise in share price. Background checks usually involved in purchasing a new gun continued to remain strong.

2) J&J Snack Foods Corp. (JJSF):   Consumer Staples: Food Products

J&J Snack Foods Corp., together with its subsidiaries, manufactures, markets, and distributes various nutritional snack foods and beverages for the food service and retail supermarket industries in the United States, Mexico, and Canada. J&J continues to fire on all cylinders. The company continued to see significant revenue growth, a pristine balance sheet, earnings per share (eps) growth, and good levels of cash flow.

3) Lakeland Industries, Inc. (LAKE):   Industrials: Safety Equipment

Lakeland Industries, Inc. manufactures and sells internationally and domestically a line of safety garments and accessories for the industrial protective clothing market. During the year, Lakeland exited from an unsuccessful operation in Brazil. The Brazil business has been detrimental to the overall business. This is favorable for Lakeland because they not only get rid of a business unit that was underperforming, they also get a nice tax loss carryforward. The company is also in the initial phase of supplying the government for the next infectious disease outbreak. The government is ordering hundreds of thousands of suits. Lakeland is receiving a good deal of the suit orders. The company has been experiencing margin expansion.

4) Cal-Maine Foods, Inc. (CALM):   Consumer Staples: Food Products

Cal-Maine Foods, Inc. produces, grades, packages, markets, and distributes shell eggs. The latest cycle of bird flu killed millions of egg laying hens which in turn has decreased the supply of eggs. Cal-Maine is the country’s top egg producer and has its operations mostly located in the South and Southwest. These areas have been unaffected by the bird flu due to warmer and drier climates. We think going forward there could be further consolidation in this industry which we think will be good for Cal-Maine.

5) Merit Medical Systems (MMSI):   Health Care: Medical Equipment & Devices

Merit Medical Systems, Inc. designs, develops, manufactures and markets single-use medical products for interventional and diagnostic procedures. Medical device manufacturers have done very well over the last year. Merit is no exception. The company has experienced both gross and operating profit margin expansion to a higher degree than its peers. The gains in margin improvement were driven by sales. Also compared to its peers, Merit has outpaced its industry in sales growth.

Bottom Performing Equities (On a contribution basis):

1) Unit Corporation (UNT):   Energy: Crude Oil and Natural Gas Exploration/Production

Unit Corporation, together with its subsidiaries, operates as an oil and natural gas contract drilling company primarily in the United States. As with our other energy holdings, Unit was hurt by the rapid decline in the price of crude oil. We continue to like the company because of its business diversification and quality balance sheet.

2) L.B. Foster Company (FSTR):   Industrials: Fabricated Metal & Hardware

L.B. Foster Company manufactures, fabricates, and distributes products and services for the rail, construction, energy, and utility markets worldwide. The ongoing litigation with Union Pacific over contract claims negatively impacted L.B. Foster over the last several quarters. The company anticipates it will lose business from Union Pacific going forward. We think this fear is justifiable, but somewhat unlikely. Foster makes premium products and we believe it will be difficult for Union Pacific to replicate a source as noteworthy as L.B. Foster. The company grew sales by 23.8% and increased its gross profit margin. We expect that L.B. Foster will aggressively go after new business to replace what could be lost from Union Pacific.

3) C&J Energy Services Ltd. (CJES):   Energy: Oilfield Services & Equipment

C&J Energy Services, Ltd. provides completion and production services for oil and gas industry primarily in North America. CJES generates a significant portion of its revenue from oil fracking services. This position was exited in 2014 due to an acquisition the company made.

4) Gulf Island Fabrication, Inc. (GIFI):   Energy: Oilfield Services & Equipment

Gulf Island Fabrication, Inc., through its subsidiaries, operates as a fabricator of offshore drilling and production platforms, and other steel structures for customers in the oil and gas, and marine industries. Offshore drilling has been especially hurt by the downturn in oil prices. We continue to like this company because of its “fortress balance sheet”.

5) Gorman-Rupp Company (GRC):   Industrials: Flow Control Equipment

The Gorman-Rupp Company designs, manufactures, and sells pumps and pump systems worldwide. The company is currently seeing a downturn in product demand. This is mainly due to their exposure to the oil and gas markets. Margins have declined. We continue to like this company because of its capable management, “fortress balance sheet”, and because of the quality infrastructure products that they manufacture.

Top 3 Sectors (Total Effect) for the Morgan Dempsey Small/Micro Cap Value Fund

Sector	Average Weight	Total Return	Total Effect
1. Consumer Discretionary	17.82%	17.24%	3.61%
2. Materials	7.44%	9.90%	2.02%
3. Consumer Staples	12.12%	16.39%	2.01%

Bottom 3 Sectors (Total Effect) for Morgan Dempsey Small/Micro Cap Value Fund

Sector	Average Weight	Total Return	Total Effect
4. Energy	9.40%	-63.77%	-5.41%
5. Industrials	36.66%	-18.67%	-4.92%
6. Financials	3.79%	12.92%	-1.94%

Allocation effect: We were impacted negatively by being underweight in Financials and by being overweight in Industrials and significantly overweight in Energy.

Selection effect: Our selection effect was significantly positive for the year, representing solid stock selection in the Consumer Discretionary and Materials sectors.

Sector Themes:

•
Industrials: We continue to focus on pristine/high quality balance sheets that leverage their advantage from re-on shoring given manufacturing was previously exported and is now returning to the U.S. We look for companies that leverage new technology that they may not have internally created, such as robotics.

•
Materials/Infrastructure: In 2014 the report card issued by the U.S. Army Corps of Engineers called for $3.2 trillion in transit repair and replacement. This includes highways, bridges, turnpikes, dams, levees, canals, marinas, and airport construction. This has been a fairly long theme for us.

•	Health Care: Innovation of medical technology, specifically noninvasive, that is aiding the expansion of life span in an aging U.S. demographic.

•
Financials: We could be seeing a turn in financial lending. Financial loan growth is up 6-7% over the last year, which has benefited the local and regional banks in our Small and Micro capitalization space.

•	Consumer Staples: We continue to maintain a defensive posture in packed foods and grocery stores.

•	Energy: Our belief is that in the next 5 to 7 years the U.S. will become oil self-sufficient.

Fund Outlook as of August 31, 2015:

Continued risk to the economic landscape in the U.S.:

•
Mergers and acquisitions will likely continue to accelerate. We view this as an indication that companies are struggling to generate organic growth. This is also a somewhat typical scenario that occurs during an extended bull market.

•	Companies have been buying back shares to help boost earnings. Some companies are doing so by taking on debt to pay for the share buybacks.

•	The Federal Reserve’s decision not to raise interest rates might be an indication that the U.S. economy is weakening.

•	Commercial & Industrial lending continued to accelerate. Net charge-offs are low, but family residential mortgage delinquencies remain well above historic levels.

•	Velocity of money is still a concern and will continue to be a concern.

•	If quality stocks (companies with sound balance sheets) continue to selloff, performance for the remainder of 2015 could be negatively affected.

Potential Opportunities:

We believe that company fundamentals are extremely important, and while they have been largely ignored by investors for an extended period of time, they are not less relevant. We believe those fundamentals are as important now as they have ever been, and the trend of disregarding them has begun to shift with the likelihood of rising interest rates.

Over the last two years, debt-laden companies have significantly outperformed healthy balance sheet companies. A continued tepid recovery, weakness in the Eurozone and China, and the softening of emerging markets, would keep the US inflation rate low, but the risk of a high cost of capital environment emerging in the coming year(s) is real.  The possibility of rising interest rates which make it more difficult for highly levered companies to pay for current expansion and to fund future expansion is a significant advantage to the Fund’s quality names and an opportunity in the remaining months of 2015 and into 2016.

As there is a loss in confidence in monetary and fiscal policy, as growth slows, and as there is a delay in monetary “normalization”, we believe there will be a movement away from risk which could be abrupt. Therefore, Morgan Dempsey believes an investment discipline that requires “fortress balance sheets”, strong cash flow characteristics, and self-funding organic growth is preferable at this juncture (and always) to holding companies laden with debt and plagued by refinancing risk.

As the Fund enters a new year, as always, we believe our pursuit of companies with strong competitive characteristics and strong “fortress balance sheets”, combined with our preference for Founder/Owner Operator-run businesses, gives the Fund an additional level of “protection” if the economy weakens or there is a sharp correction in the equity markets. Our emphasis on dynamic, strong business models and market leaders who are focused on organic growth through new product development should allow us to continue to participate in up markets.  Should we enter into a period of rising interest rates, we believe the companies typically held in the Fund who have little or no debt, and who operate and grow organically with excess free cash flows, will do well.  Finally, we remain fully invested and confident that we can achieve our goal of outperforming our benchmark over full market cycles.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Morgan Dempsey Capital Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in small and micro cap companies involve additional risks such as limited liquidity and greater volatility.  Unlike mutual funds, exchange-traded funds (ETFs) do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of its underlying portfolio.

Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The Russell 2000® Value Total Return Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Earnings before Interest and Taxes (EBIT) is an indicator of a company’s profitability, calculated as revenue minus expense, excluding tax and interest.

Free Cash Flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Price-to-Cash Flow (P/Cash Flow) is a ratio for valuing a company that measures its current price relative to its per-share cash flow.

Price-to-Earnings (P/E) Ratio is a ratio for valuing a company that measures its current price relative to its per-share earnings.

Price-to-Book (P/Book) Ratio is used to compare a stock’s market value to its book value.

Price-to-Sales (P/Sales) Ratio compares a company’s stock price to its revenue.

Return on Assets is an indicator of how profitable a company is relative to its total assets.

Return on Equity is the amount of net income returned as a percentage of shareholders equity.

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Morgan Dempsey Small/Micro Cap Value Fund is distributed by Quasar Distributors, LLC.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/15 – 8/31/15).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/15	8/31/15	3/1/15 – 8/31/15*
Actual**	$1,000.00	$ 934.50	$6.39
Hypothetical (5% annual
return before expenses)***	$1,000.00	$1,018.60	$6.67

*
Expenses are equal to the Fund’s annualized expense ratio of 1.31%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Excluding interest expense, the Fund’s annualized expense ratio would be 1.30%.

**	Excluding interest expense, your actual cost of investing in the Fund would be $6.34.

***	Excluding interest expense, your hypothetical cost of investing in the Fund would be $6.61.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund invests in companies with micro- and small-size market capitalizations (“micro-cap” and “small-cap” companies).  The Fund currently defines micro-cap companies as companies with market capitalizations between $50 million and $500 million and small-cap companies as companies with market capitalizations between $500 million and $3 billion.  Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks and other equity securities of micro-cap and small-cap companies.  The Fund’s allocation of portfolio holdings as of August 31, 2015 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Continued

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of August 31, 2015

	Annualized
			Since Inception
	One Year	Three Years	(12/31/10)
Morgan Dempsey
Small/Micro Cap Value Fund	-11.04%	7.65%	5.38%
Russell 2000® Value Index	-4.95%	11.77%	8.40%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-642-7227. The Fund imposes a 2.00% redemption fee on shares redeemed within ninety days of purchase. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 2000® Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments

August 31, 2015

	Shares	Value

COMMON STOCKS – 99.03%

Aerospace & Defense – 4.09%
CPI Aerostructures, Inc. (a)	14,642	$145,688
Cubic Corp.	6,040	254,405
National Presto Industries, Inc.	6,696	549,406
SIFCO Industries, Inc.	13,601	171,917
		1,121,416

Automobiles – 0.82%
Thor Industries, Inc.	4,095	223,505

Banks – 1.96%
Bar Harbor Bankshares	4,395	145,738
First of Long Island Corp.	8,603	219,634
German American Bancorp, Inc.	5,968	172,953
		538,325

Building Products – 2.28%
Apogee Enterprises, Inc.	11,980	624,757

Chemicals – 2.24%
Hawkins, Inc.	6,246	237,660
KMG Chemicals, Inc.	14,024	283,285
LSB Industries, Inc. (a)	3,905	93,369
		614,314

Commercial Services & Supplies – 1.39%
MSA Safety, Inc.	8,369	380,622

Construction & Engineering – 5.39%
Furmanite Corp. (a)	32,717	205,136
Granite Construction, Inc.	36,861	1,271,704
		1,476,840

Containers & Packaging – 5.03%
AptarGroup, Inc.	20,479	1,379,465

Electrical Equipment – 3.34%
Espey Manufacturing & Electronics Corp.	10,768	274,584
LSI Industries, Inc.	50,854	482,605
Powell Industries, Inc.	5,337	156,694
		913,883

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2015

	Shares	Value

Electronic Equipment, Instruments & Components – 0.78%
Badger Meter, Inc.	3,670	$213,924

Energy Equipment & Services – 5.69%
CARBO Ceramics, Inc.	2,500	68,550
Dril-Quip, Inc. (a)	4,919	339,116
Gulf Island Fabrication, Inc.	24,366	307,743
Gulfmark Offshore, Inc. – Class A	13,310	120,189
RPC, Inc.	15,070	175,113
Unit Corp. (a)	36,145	549,404
		1,560,115

Food & Staples Retailing – 1.93%
Weis Markets, Inc.	13,002	528,531

Food Products – 10.45%
Cal-Maine Foods, Inc.	10,778	572,527
Flowers Foods, Inc.	22,794	529,049
J & J Snack Foods Corp.	12,964	1,477,377
Sanderson Farms, Inc.	4,097	282,857
		2,861,810

Health Care Equipment & Supplies – 7.39%
Atrion Corp.	838	324,306
ICU Medical, Inc. (a)	2,885	327,505
Kewaunee Scientific Corp.	5,886	99,385
Merit Medical Systems, Inc. (a)	13,087	297,729
Span-America Medical Systems, Inc.	16,176	288,903
Utah Medical Products, Inc.	12,849	686,009
		2,023,837

Hotels, Restaurants & Leisure – 7.08%
Marcus Corp.	83,548	1,621,667
Monarch Casino & Resort, Inc. (a)	18,207	319,533
		1,941,200

Household Durables – 1.89%
Hooker Furniture Corp.	21,704	517,857

Household Products – 0.59%
Oil-Dri Corp. of America	6,905	161,232

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2015

	Shares	Value

Insurance – 0.84%
Baldwin & Lyons, Inc. – Class B	8,686	$199,083
Kansas City Life Insurance Co.	657	30,393
		229,476

Leisure Products – 9.53%
Johnson Outdoors, Inc. – Class A	22,319	559,537
Sturm Ruger & Co., Inc.	32,619	2,051,409
		2,610,946

Machinery – 18.01%
Astec Industries, Inc.	13,601	537,376
Columbus McKinnon Corp.	14,338	272,565
FreightCar America, Inc.	12,286	264,763
Gorman-Rupp Co.	52,321	1,264,600
Graham Corp.	16,533	305,861
Hardinge, Inc.	32,631	335,120
Hyster-Yale Materials Handling, Inc. – Class A	6,425	390,383
LB Foster Co. – Class A	26,660	478,014
LS Starrett Co. – Class A	6,985	110,293
MFRI, Inc. (a)	25,324	137,509
Miller Industries, Inc.	10,046	217,898
Sun Hydraulics Corp.	12,656	408,283
Twin Disc, Inc.	15,153	211,990
		4,934,655

Media – 0.14%
Value Line, Inc.	2,970	37,422

Metals & Mining – 1.61%
Ampco-Pittsburgh Corp.	18,671	230,027
Synalloy Corp.	21,704	211,831
		441,858

Pharmaceuticals – 0.96%
Lannet, Inc. (a)	5,500	263,725

Road & Rail – 0.65%
Marten Transport Ltd.	9,565	177,048

Semiconductors & Semiconductor Equipment – 2.03%
Cabot Microelectronics Corp. (a)	6,145	266,570
MKS Instruments, Inc.	8,580	289,146
		555,716

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2015

	Shares	Value

Specialty Retail – 1.23%
Buckle, Inc.	5,075	$214,165
Zumiez, Inc. (a)	5,300	123,543
		337,708
Textiles, Apparel & Luxury Goods – 0.62%
Lakeland Industries, Inc. (a)	18,166	168,762

Thrifts & Mortgage Finance – 1.07%
Hingham Institution for Savings	2,512	293,854
TOTAL COMMON STOCKS (Cost $30,990,222)		$27,132,803

SHORT-TERM INVESTMENTS – 0.82%

Money Market Funds – 0.82%
First American Prime Obligations Fund – Class Z, 0.058% (b)	224,960	224,960
TOTAL SHORT-TERM INVESTMENTS (Cost $224,960)		224,960

Total Investments (Cost $31,215,182) – 99.85%		27,357,763
Other Assets in Excess of Liabilities – 0.15%		40,330
TOTAL NET ASSETS – 100.00%		$27,398,093

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at August 31, 2015.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.
The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Assets and Liabilities

August 31, 2015

Assets
Investments, at value (cost $31,215,182)	$27,357,763
Dividends and interest receivable	28,666
Receivable for investments sold	72,502
Receivable for Fund shares sold	11,686
Other assets	11,766
Total Assets	27,482,383

Liabilities
Payable for Fund shares redeemed	23,768
Payable to affiliates	21,381
Payable to Advisor	15,034
Accrued expenses and other liabilities	24,107
Total Liabilities	84,290
Net Assets	$27,398,093

Net Assets Consist Of:
Paid-in capital	$34,238,814
Accumulated undistributed net investment income	105,581
Accumulated net realized loss	(3,088,883)
Net unrealized depreciation on investments	(3,857,419)
Net Assets	$27,398,093

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,369,886

Net asset value, redemption price and offering price per share(1)	$11.56

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Operations

For the Year Ended August 31, 2015

Investment Income
Dividend income	$844,053
Interest income	116
Total Investment Income	844,169

Expenses
Management fees	546,130
Administration fees	69,194
Fund accounting fees	31,069
Federal and state registration fees	31,056
Transfer agent fees and expenses	29,870
Custody fees	17,332
Audit and tax fees	16,501
Legal fees	14,567
Chief Compliance Officer fees	8,004
Reports to shareholders	5,401
Trustees’ fees	5,254
Interest expense	5,070
Other expenses	5,155
Total Expenses	784,603
Less waivers and reimbursements by Adviser (Note 4)	(134,107)
Net Expenses	650,496

Net Investment Income	193,673

Realized and Unrealized Loss on Investments
Net realized loss from investments	(772,230)
Change in net unrealized depreciation on investments	(6,018,635)
Net Realized and Unrealized Loss on Investments	(6,790,865)
Net Decrease in Net Assets from Operations	$(6,597,192)

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
From Operations
Net investment income	$193,673	$90,662
Net realized gain (loss) from investments	(772,230)	1,191,996
Net change in unrealized
appreciation (depreciation) on investments	(6,018,635)	1,070,539
Net increase (decrease) in
net assets from operations	(6,597,192)	2,353,197

From Distributions
Net investment income	(171,346)	(7,403)
Net realized gain on investments	(3,370,504)	(336,461)
Net decrease in net assets resulting
from distributions paid	(3,541,850)	(343,864)

From Capital Share Transactions
Proceeds from shares sold	11,215,371	80,494,554
Net asset value of shares issued to shareholders
in payment of distributions declared	546,383	94,462
Costs for shares redeemed(1)	(64,498,313)	(10,434,399)
Net increase (decrease) in net assets from
capital share transactions	(52,736,559)	70,154,617

Total Increase (Decrease) in Net Assets	(62,875,601)	72,163,950

Net Assets:
Beginning of year	90,273,694	18,109,744
End of year	$27,398,093	$90,273,694

Accumulated Net Investment Income	$105,581	$83,259

(1)	Net of redemption fees of $1,191 and $1,694 for the years ended August 31, 2015 and August 31, 2014, respectively.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

									Period
									Ended
	Year Ended August 31,								August 31,
	2015		2014		2013		2012		2011(1)
Net Asset Value,
Beginning of Period	$13.79		$12.30		$10.20		$9.62		$10.00

Income (loss) from
investment operations:
Net investment income (loss)(2)	0.05		0.02		0.07		0.04		(0.04)
Net realized and unrealized
gain (loss) on investments	(1.52)		1.63		2.29		0.57		(0.34)
Total from investment operations	(1.47)		1.65		2.36		0.61		(0.38)

Less distributions paid:
From net investment income	(0.04)		(0.00	)(3)	(0.17)		—		—
From net realized
gain on investments	(0.72)		(0.16)		(0.09)		(0.03)		—
Total distributions paid	(0.76)		(0.16)		(0.26)		(0.03)		—
Paid-in capital from
redemption fees (Note 2)(3)	0.00		0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$11.56		$13.79		$12.30		$10.20		$9.62

Total Return(4)	(11.04)%		13.43%		23.64%		6.40%		(3.80)%
Supplemental Data and Ratios:
Net assets at end of year (000’s)	$27,398		$90,274		$18,110		$2,841		$1,523
Ratio of expenses to
average net assets:
Before waiver and
expense reimbursement(5)	1.58	%(6)	1.59%		3.42%		7.75%		24.08%
After waiver and
expense reimbursement(5)	1.31	%(6)	1.30%		1.30	%(7)	1.49	%(8)	2.00%
Ratio of net investment income (loss)
to average net assets:
Before waiver and
expense reimbursement(5)	0.12%		(0.13)%		(1.52)%		(5.82)%		(22.69)%
After waiver and
expense reimbursement(5)	0.39%		0.16%		0.60	%(7)	0.44	%(8)	(0.61)%
Portfolio turnover rate(4)	7.83%		13.87%		37.76%		11.76%		15.77%

(1)	The Fund commenced operations on December 31, 2010.
(2)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The ratio of expenses to average net assets includes interest expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expenses were 1.57% and 1.30%, respectively.

(7)	Includes a voluntary waiver by U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which amounted to 0.53% of the total waiver.
(8)	Effective December 29, 2011, the expense cap was lowered to 1.30% from 2.00%.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements
August 31, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund became effective on April 30, 2010 and commenced operations on December 31, 2010.  Costs incurred by the Fund in connection with the organization and the initial public offering of shares were paid by Morgan Dempsey Capital Management, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NADAQ on such day the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange or the latest sales price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)) for the day such security is being valued.

Debt securities other than short-term instruments are valued at the mean in accordance with prices supplied by an approved Pricing Service.  A Pricing Service may use valuation methods such as the mean between the bid and asked prices, a matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills having a maturity of 60 days or less are valued at amortized cost unless the Adviser determines it does not approximate fair value.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2015

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2015:

	Level 1(1)	Level 2(1)	Level 3	Total
Assets:
Common Stocks(2)	$27,033,418	$99,385	$—	$27,132,803
Short-Term Investments	224,960	—	—	224,960
Total Investments
in Securities	$27,258,378	$99,385	$—	$27,357,763

(1)
Transfers between levels resulted from securities priced previously with an official close price (Level 1 securities) or on days where there has been no sale on such exchange or on NASDAQ.  The security is valued at the mean price between the most recent bid and asked prices (Level 2 securities).

(2)	See the Schedule of Investments for Industry Classifications.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2015

Transfers between Levels are recognized as of the beginning and end of the fiscal year. Transfers as of August 31, 2015 are summarized in the table below:

Transfers into Level 1	$—
Transfers out of Level 1	(99,385)
Net transfers in and/or out of Level 1	$(99,385)
Transfers into Level 2	$99,385
Transfers out of Level 2	—
Net transfers in and/or out of Level 2	$99,385

The Fund held no Level 3 securities during the year ended August 31, 2015. The Fund did not hold any financial derivative instruments during the reporting period.

(b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the year ended August 31, 2015, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2012.

(c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long-term or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2015

which the New York Stock Exchange (“NYSE”) is closed for trading.  The Fund charges a 2.00% redemption fee on shares redeemed within ninety days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The Fund collected redemption fees during the year ended August 31, 2015 amounting to $1,191.

(f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the first in – first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 were as follows:

	August 31, 2015	August 31, 2014
Ordinary Income	$1,301,826	$157,834
Long-Term Capital Gain	2,240,024	186,030

As of August 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$31,417,363
Gross tax unrealized appreciation	2,333,127
Gross tax unrealized depreciation	(6,392,727)
Net tax unrealized appreciation	$(4,059,600)
Undistributed ordinary income	105,581
Undistributed long-term capital gain	—
Total distributable earnings	$105,581
Other accumulated loss	(2,886,702)
Total accumulated loss	$(6,840,721)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

At August 31, 2015, the Fund deferred, on a tax basis, post-October losses of $2,886,702.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2015

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2015, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities:

Undistributed Net Investment Loss	$(5)
Accumulated Net Realized Gain	5

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.10% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through December 29, 2016, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.30% of the Fund’s average daily net assets (the “Expense Limitation Cap”).  For the year ended August 31, 2015, expenses of $134,107 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

August 31, 2016	$121,025
August 31, 2017	$161,478
August 31, 2018	$134,107

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2015

(“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. Fees and expenses incurred for the year ended August 31, 2015, and owed as of August 31, 2015 are as follows:

	Incurred	Owed
Administration	$69,194	$7,861
Accounting	$31,069	$4,749
Transfer Agency	$29,870	$5,078
Custody	$17,332	$2,360

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.
Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Fund also has a line of credit with US Bank (see Note 9).

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended August 31, 2015, the Fund was allocated $8,004 of the Trust’s Chief Compliance Officer fees.  As of August 31, 2015, fees of $1,333 were owed by the Fund to USBFS for Chief Compliance Officer services.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
Shares sold	889,056	5,826,512
Shares redeemed	(5,111,921)	(756,952)
Shares reinvested	44,205	6,956
Net increase	(4,178,660)	5,076,516

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended August 31, 2015, were $3,886,137 and $58,389,877, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2015, National Financial Services LLC, for the benefit of its customers, held 83.42% of the Fund’s outstanding shares.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2015

(9)	Line of Credit

At August 31, 2015, the Fund had a line of credit in the amount of the lessor of $5,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 12, 2016. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate of 3.25% (as of August 31, 2015). The credit facility is with the Fund’s custodian, US Bank. During the year ended August 31, 2015, the Fund had borrowings on the line of credit on sixty-two days, with an average borrowing and interest rate on those days of $906,065 and 3.25%, respectively. Interest expense of $5,070 incurred during the period is included within interest expense on the Statement of Operations. The balance as of February 6, 2015 through February 8, 2015 of $3,735,000 was the maximum amount of borrowings outstanding during the year ended August 31, 2015. As of August 31, 2015, the Fund did not have any borrowings on the line of credit outstanding.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of Morgan Dempsey Small/Micro Cap Value Fund and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) a series of the Trust for Professional Managers, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Dempsey Small/Micro Cap Value Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
October 30, 2015

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”), a series of the Trust, and Morgan Dempsey Capital Management, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Mr. Brian Rafn, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date, one-year and three-year periods ended April 30, 2015.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the Russell 2000 Value Index, and in comparison to a peer group of U.S. open end small blend funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that are similar to the Fund in terms of investment strategy.

The Trustees noted that the Fund’s performance for the year-to-date, one-year and three-year periods ended April 30, 2015 was below the Morningstar Peer Group median, falling within the third quartile for the year-to-date period ended April 30, 2015 and within the fourth quartile for both the one-year and three-year periods ended April 30, 2015.  The Trustees further noted that for the year-to-date, one-year, three-year and since-inception periods ended March 31, 2015, the Fund had underperformed the Russell 2000 Value Index.  The Trustees also noted that the Fund’s performance was generally in alignment with the performance of other separately managed accounts managed by the Adviser for the year-to-date, one-year and three-year periods ended March 31, 2015.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements provided by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser continued to subsidize the Fund’s operations following the Fund’s inception and had not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 24, 2015 meeting and the August 4, 2015 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.10% fell within the fourth quartile and ranked above the Morningstar Peer Group average of 0.92%, which fell within the third quartile.  The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.30% fell within the third quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.22%, which also fell within the third quartile.

The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment discipline and noted that the Fund’s management fees were in alignment with the fee charged to the Adviser’s separately-managed accounts.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite subsidizing the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or greater exposure to press coverage appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2016 as being in the best interests of the Fund and its shareholders.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 89.55% of its ordinary income distribution for the year ended August 31, 2015, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2015, 89.55% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-642-7227.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	38	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
three portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	38	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
investment
company with
three portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	38	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius IDF
Age: 72		2009	Administrative		fund complex
			Officer (“CAO”) and		(two closed-
			Chief Compliance		end investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	38	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 53		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
three portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 58	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator;
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		May 29,	Services, LLC
Age: 33		2015	(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer,	July 1,	U.S. Bancorp Fund
Age: 55	Vice	2014	Services, LLC
	President		(January 2014–
	and		present); Senior Vice
	Anti-Money		President, Ariel
	Laundering		Investments, LLC
	Officer		(2010–2013); Vice
President, Ariel
Investments, LLC
(2003–2010).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund Services,
Age: 33		2011	LLC (2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		April 23,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2011–present);
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 1,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-642-7227. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available without charge, upon request, by calling, toll free, 1-877-642-7227, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the complete schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-642-7227 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Investment Adviser	Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2015	FYE 8/31/2014
Audit Fees	$14,000	$14,000
Audit-Related Fees	0	0
Tax Fees	2,500	2,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2015	FYE 8/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2015	FYE 8/31/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*       /s/ John Buckel
John Buckel, President

Date                          November 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date                         November 4, 2015

By (Signature and Title)*        /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date                          November 4, 2015

* Print the name and title of each signing officer under his or her signature.